EQ ADVISORS TRUST

SUPPLEMENT DATED MAY 24, 2010 TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2010

This Supplement updates certain information contained in the Prospectus and Statement of Additional Information dated May 1, 2010 of EQ Advisors Trust (“Trust”) regarding a Portfolio of the Trust. You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information and retain it for future reference. You may obtain a copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104 or by visiting the Trust’s website at www.axa-equitablefunds.com.

Information Regarding

EQ/Wells Fargo Advantage Omega Growth Portfolio

Effective May 20, 2010, information in the “Who Manages the Portfolio – Portfolio Manager” section of the Prospectus is deleted and replaced with the following information:

Name	Title	Date Began Managing the Portfolio
Thomas J. Pence, CFA	Portfolio Manager	May 2010
Michael T. Smith, CFA	Portfolio Manager	May 2010

In addition, information in the “Management of the Trust – The Advisers” section of the Prospectus relating to Wells Capital Management Inc. is deleted and replaced with the following information:

Wells Capital Management Inc., (“Wells Capital Management”) serves as Adviser to EQ/Wells Fargo Advantage Omega Growth Portfolio. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies and high net-worth individuals. Wells Capital Management is an indirect wholly owned subsidiary of Wells Fargo & Company, a publicly held company. As of December 31, 2009, Wells Capital Management (includes former Evergreen Investment Management Company, LLC) had approximately $373.3 billion in assets under management.

Thomas J. Pence, CFA and Michael T. Smith, CFA are jointly and primarily responsible for the day-to-day management of the EQ/Wells Fargo Advantage Omega Growth Portfolio. Mr. Pence has been a Portfolio Manager with Wells Capital Management or an affiliate since 2005. Mr. Smith has been a Portfolio Manager and Investment Analyst with Wells Capital Management or an affiliate since 2005.

With respect to the Statement of Information, information in “Appendix C – Portfolio Manager Information” with respect to the EQ/Wells Fargo Advantage Omega Growth Portfolio the Portfolio Manager information is amended to reflect the following:

EQ/Wells Fargo Advantage Omega Growth Portfolio (“Fund”) Wells Capital Management, Inc. (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category, as of December 31, 2009.						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Thomas J. Pence	12	$4.59 Billion	4	$44 Million	185	$7.08 Billion	0	N/A	0	N/A	0	N/A
Michael T. Smith	3	$1.86 Billion	1	$11 Million	70	$2.73 Billion	0	N/A	0	N/A	0	N/A